EXHIBIT 10.7




                                  GROUND LEASE

                  THIS GROUND LEASE, made and entered into as of the 18th day of February, 2000, by and between BRIDGE DATA COMPANY, a Delaware corporation having an address at 717 Office Parkway, St. Louis, Missouri 63141 (hereinafter sometimes referred to as "Landlord"), and SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation having an address at 795 Office Parkway, St. Louis, Missouri 63141 (hereinafter sometimes referred to as "Tenant").

                                   WITNESSETH:

                  For and in consideration of the rent hereinafter provided, and for and in consideration of the mutual agreements herein set forth and for other good and valuable consideration, Landlord hereby leases and Tenant hereby takes the premises herein described, upon and subject to the terms and conditions herein set forth, for the term herein stated, as follows:

                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

                  Section 1.1 Definitions. The underscored terms set forth below shall have the respective meanings indicated for purposes of this Lease:


                  Base Rent. The term "Base Rent" means the base rental, defined as such and set forth in Article 4.

                  Commencement Date. The term "Commencement Date" means the date on which the Term commences, defined as such and set forth in Article 2.

                  Excluded Personal Property. The term "Excluded Personal Property" means any and all furniture, fixtures, equipment and other personal property, including without limitation, replacements and substitutions therefor, and all leases thereof and all rents, revenues, income, profits, royalties, deposits and proceeds therefrom, now or hereafter owned, leased or used by or through Tenant and/or any Excluded Property Party and their respective successors, assigns, and /or transferees.

                  Excluded Property. The term "Excluded Property" means the Improvements, Pre-Existing Improvements and all Excluded Personal Property.

                  Excluded Property Party. The term "Excluded Property Party" means Tenant, any person or entity occupying or using any part of the Improvements or Premises by or through Tenant (or its lessees, successors or assigns) and/or any person or entity holding an ownership or security interest in any Excluded Property.




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


                  Gross Profits . The term "Gross Profits" means all rents, income and profits arising from leases, permits or agreements relative to the use of the Premises and/or Improvements by Tenant, Landlord (or its affiliates) or by third parties.

                  Impositions. The term "Impositions" means the taxes, assessments and other rates, levies and governmental charges, defined as such and set forth in Article 5.

                  Improvements. The term "Improvements" means the buildings and improvements now located on the Land, or hereafter constructed or erected on the Land, including all improvements that were either constructed by Landlord as agent for and for the account of Tenant or by or through Tenant for Tenant's own account in accordance with the Plans and Specifications in anticipation of the Lease, as well as any future additions, replacements, or alterations thereto, and any attachments, appliances, equipment, machinery, and other fixtures attached to said buildings and improvements or otherwise located on the Premises other than the Pre-Existing Improvements.

                  Land. The term "Land" means the parcel of land described in Exhibit A attached hereto and by this reference made a part hereof and the easements, rights, hereditaments and other appurtenances now or hereafter appurtenant to, benefiting or serving such parcel including the land lying in the bed of any street, alley or highway in front of, within or adjoining the land described in such Exhibit but not including any Improvements or Pre-Existing Improvements.

                  Landlord. In addition to the meaning ascribed to the term "Landlord" in Section 20.5 here of the term "Landlord" means the Landlord named herein and any person, firm, corporation or other legal entity who or which shall succeed to Landlord's legal and equitable fee simple title to the Land (any such successor to be conclusively deemed to have assumed the obligations of "Landlord" herein by virtue of such succession).

                  Landlord Mortgage. The term "Landlord Mortgage" means any mortgage granted or made by Landlord to grant to a Landlord Mortgagee a security interest in Landlord's interest in the Premises and/or in this Lease and shall include whatever security instruments are used in the St. Louis metropolitan area to secure such interests including without limitation, financing statements, security agreements, mortgages, deeds of trust, and any other documentation required to so secure such interest.

                  Landlord Mortgagee. The term "Landlord Mortgagee" means the holder or secured party under a Landlord Mortgage.

                  Leasehold Mortgage. The term "Leasehold Mortgage" means any leasehold mortgage granted or made by Tenant to grant to a Leasehold Mortgagee a security interest in Tenant's leasehold interest in this Lease and shall include whatever security instruments are used in the St. Louis metropolitan area to secure the mortgagee's interest in the leasehold interest of Tenant under this Lease without limitation, financing statements, security agreements, mortgages, deeds of trust, and any other documentation required to so secure such interest.

                  Leasehold Mortgagee. The term "Leasehold Mortgagee" means the holder or secured party under a Leasehold Mortgage.

                  Lease Year. The term "Lease Year" means each successive twelve month period during the term commencing on the Commencement Date.



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


                  Permitted Encumbrances. The term "Permitted Encumbrances" means only the encumbrances described in Exhibit B hereto.


                  Plans and Specifications. The term "Plans and Specifications" means the plans and specifications dated September 9, 1999 and prepared by Rivkin/Weisman, P.C. and ACI Boland, Inc. for the project located at Phantom Drive and J. S. McDonnell Boulevard, Hazelwood, Missouri.

                  Pre-Existing Improvements. The term "Pre-Existing Improvements" means any improvements located on the Land at such time as the Landlord acquired title to the Land (e.g., sewer lines).

                  Premises. The term "Premises" means the Land and any Pre-Existing Improvements.

                  Tenant. In addition to the meanings ascribed to the term "Tenant" in Section 20.5 hereof, the term "Tenant" means the Tenant named herein, and any person, firm, corporation or other legal entity to whom or to which Tenant's interest in this Lease shall be assigned.


                                    ARTICLE 2

                             THE DEMISE FOR THE TERM
                             ------------------------

                  Section 2.1 Demise. Landlord hereby leases to Tenant the Premises situated in the City of Hazelwood, County of St. Louis, State of Missouri, and described more fully in Exhibit A attached hereto and by this reference made a part hereof.

                  TO HAVE AND TO HOLD the Premises unto Tenant and its successors and assigns, from the Commencement Date and continuing thereafter for the remaining term of this Lease (the "Term").

                  Section 2.2 Term. The parties acknowledge and stipulate that the Commencement Date of the Term occurred on February 18, 2000, and that Tenant unconditionally accepted the Premises on such date. Unless otherwise renewed or sooner terminated as provided herein, the Term shall continue until, and expire at, 11:59 p.m., Central Standard Time, on February 17, 2099 (the "Expiration Date"). As used herein, "Term" or "term" shall mean the initial 99 year term and any Renewal Term under Section 2.4 hereof.

                  Section 2.3 Lease Not Terminable Except as Provided Herein. Except as otherwise expressly provided for herein, this Lease shall not terminate, nor shall Tenant be entitled to any abatement, diminution, deduction, deferment, or reduction of rent, or set-off against the Rent, nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of any damage to or destruction of the Premises by whatever cause; any taking by eminent domain or eviction by paramount title (except to the extent this Lease is effected by operation of law); any lawful or unlawful prohibition of Tenant's use of the Premises; any interference with such use by any private person, corporation, or other entity; any default or breach of any warranty by Landlord under this Lease; any inconvenience, interruption, cessation, or loss of business, or otherwise, caused directly or indirectly by any present or future laws, rules, requirements, orders, directions, ordinances, or regulation of the United States of America or of the state, county or city government, or any other municipal government or lawful authority whatsoever or by priorities, rationing, or curtailment of labor or materials or by war or any matter or thing resulting therefrom; or for any other cause whether similar to or dissimilar





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

from the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and that the Rent and all other payments to be made by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease.

                  Section 2.4 Option to Extend Term. Tenant shall have the option to extend the Term for one (1) additional period of ninety nine (99) years (the "Renewal Term"). In order to exercise this option to extend, the Tenant must so notify Landlord in writing not later than twelve (12) months prior to the end of the initial Term. All terms and conditions of this Lease shall remain in full force and effect during the Renewal Term, except for Base Rent, which shall be adjusted as provided in Section 4.1 hereof.

                  Section 2.5 Option to Purchase Premises.

                  (a) Tenant shall be entitled to elect, and Landlord hereby grants Tenant the option, to purchase the entirety of the Premises, to be exercised at any time during the term of this Lease on not less than sixty (60) days and not more than twenty-four (24) months' prior written notice to Landlord, at a price equal to the Fair Option Value (defined below) determined as of the date of exercise of the option. Tenant's notice of exercise of the option shall be deemed and shall constitute an irrevocable acceptance by Tenant of Landlord's irrevocable offer to sell and convey the Premises to Tenant.

                  (b) If Tenant shall exercise its option to purchase the Premises, the closing on such option and the conveyance by Landlord to Tenant of the Premises (the "Closing") shall take place on such date designated by Tenant in its notice of exercise but no later than two (2) years after the date of exercise of the option. In the event Closing shall be scheduled to occur after expiration of the Term, the Term shall be automatically renewed on a month-to-month basis until Closing occurs, on the same terms and conditions as are then in effect, including the scheduled adjustment of Base Rent under
Section 4.1. On the date of Closing, Landlord shall convey the Premises to Tenant or its designee in the amount of the Fair Option Value determined as of the date of exercise of the option. Landlord shall convey to Tenant by quit claim deed, all right title and interest, if any, of Landlord in and to the Improvements, and shall further convey to Tenant the Premises by special warranty deed , covenanting and warranting against claims of Landlord or those claiming by, through or under Landlord, and transferring marketable fee simple absolute title to the Premises, subject only to this Lease, to all state of facts an accurate survey would show, to taxes and assessments, to zoning regulations and public rights of way, the Permitted Encumbrances and to other encumbrances placed of record with the consent of Tenant; provided however, Landlord shall have no duty to discharge any lien or encumbrance created by, through or under Tenant, but Landlord shall cause any and all mortgage or deed of trust liens affecting Landlord's fee ownership of the Premises to be paid and discharged at Closing. Landlord shall also execute and furnish Tenant with a standard "owner's affidavit" so as to enable Tenant to obtain an owner's policy of title insurance at Closing, without exception, as to Landlord's acts only, for mechanic's liens, rights of parties in possession and such other matters as may be covered under the standard title company affidavit for owners. In connection with the closing or incidental to the conveyance of the Premises, Tenant shall pay any and all recording costs, and Landlord and Tenant shall each pay one-half of any escrow fees charged by Tenant's title insurance company and closing escrow agent, but otherwise Landlord and Tenant shall pay their own respective costs. At the option and election of Tenant to be exercised in writing at the closing, the Lease may be terminated effective as of the conveyance of the Premises. There shall be no adjustments for real estate taxes and assessments or for any other costs or charges payable by Tenant under the Lease. Closing shall occur at the offices of a national title company designated by Tenant located in St. Louis County. All other closing matters shall be handled in accordance with the standard closing practices of the title company.



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


                  (c) For purposes of this option to purchase the Premises, it is expressly understood and agreed that the term "Fair Option Value" shall mean the greater of (x) $2,999,997 or (y) Fair Market Value of Landlord's title to the Land comprising part of the Premises with such Fair Market Value of the Land to be determined as if the Land were not improved and were unencumbered by this Lease. Tenant's estimate of the Fair Market Value shall be supported by a written appraisal prepared by an appraiser who is an Member of the Appraisal Institute ("MAI") having not less than fifteen (15) years experience in the appraisal of commercial real estate in St. Louis County. In the event Landlord shall not agree with the Fair Market Value as so determined by Tenant's appraiser, Landlord shall so notify Tenant in writing within thirty (30) days from receipt of Tenant's advice as to the Fair Market Value (such notice to include a written appraisal prepared by an MAI appraiser having not less than fifteen (15) years experience in the appraisal of commercial real estate in St. Louis County. If Landlord and Tenant are unable to reach agreement within thirty
(30) days after the date of Landlord's response to Tenant, then the issue of Fair Market Value shall be submitted to binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") or a similar arbitration mechanism if AAA is no longer in existence. Each party shall pay the fees and expenses of its appraiser and one-half the fees and expenses of the arbitrator.

                  Section 2.6 Mandatory Purchase by Tenant. In the event either of the following events provided in this Section 2.6 occur during the first ten
(10) years of the Term (a "Put Event"), Landlord may at its option, require Tenant to purchase the Premises at the applicable Put Price by notifying Tenant of such requirement at any time within sixty (60) days following a Put Event (a "Put Notice"). In such event, Tenant and Landlord shall close on such purchase on a date to be mutually determined by the parties but in any event no earlier than sixty (60) days after such Put Notice or later than one hundred twenty
(120) days after such Put Notice. In the event the parties cannot or do not agree on a date for such closing, such closing shall occur on the date that is one hundred twenty (120) days after the Put Notice or the next business day thereafter. Such closing shall be conducted utilizing the closing procedures applicable to a Closing under Section 2.5(b) (including delivery to Landlord of a quit claim deed to the Improvements). The Put Event is as follows:

                  (x) the Improvements are damaged by fire or other casualty,
(y) Tenant either notifies Landlord that Tenant does not intend to repair the damage and restore the Improvements or has not commenced to repair such damage and restore the Improvements within the earlier to occur of (1) one hundred twenty (120) days after such event, or (2) the end of the first ten (10) years of the Term and (z) at the time of the referenced notification from Tenant or at the end of the above referenced one hundred twenty day (120) period or the end of the first ten (10) years of the Term (in each such case where Tenant has not commenced to repair such damage and restore the Improvements), Tenant is in default under this Lease (after giving effect to applicable cure periods).

As used in this Lease, the term "Put Price" means Three Million Dollars ($3,000,000.00) during the first Lease Year, reduced by Three Hundred Thousand Dollars ($300,000.00) effective as of the beginning of each Lease Year subsequent to the first Lease Year (for example, the Put Price during the fifth Lease Year is $1,800,000.00). Notwithstanding anything to the contrary in this Lease, including without limitation, Section 14.1, in the event Tenant is obligated to purchase the Premises as aforesaid and fails to do so within twenty
(20) days after notice from Landlord to Tenant of such failure other than as a result of a default of Landlord under this Lease, then Landlord, in addition to its other rights and remedies hereunder, may terminate this Lease effective upon no later than thirty (30) days' prior written notice given within ten (10) days after the date originally scheduled for closing.



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


                                    ARTICLE 3

                             TITLE; QUIET ENJOYMENT
                             ----------------------

                  Section 3.1 Warranty of Title. Landlord warrants that it holds good fee simple title to the Premises, free and clear of any and all easements, rights of way, restrictions, conditions, covenants, or encumbrances other than the Permitted Encumbrances and any liens or encumbrances created by Tenant subsequent to the Commencement Date.

                  Section 3.2 Covenant of Quiet Enjoyment. Landlord covenants that so long as Tenant is performing its covenants and agreements herein and observing the provisions of this Lease after giving effect to all applicable cure periods, Tenant shall peaceably and quietly have possession of and enjoy the Premises in accordance with the terms of this Lease, without hindrance or molestation by Landlord or any persons claiming by, through or under Landlord.

                                    ARTICLE 4

                                      RENT
                                      ----

                  Section 4.1 Base Rent. Tenant covenants to pay to Landlord, without set-off or deduction, as a net base rental ("Base Rent") for the Premises from and after December 1, 2000 until the end of the second (2nd) Lease Year of the Term, the sum of $329,314.00 per annum, payable monthly in advance, on the first business day of each month during such twenty-four (24) month period, in equal installments of $27,443.00 each. Base Rent for each subsequent Lease Year during the Term (including any Renewal Term) shall be increased by two percent (2%) of the amount of the Base Rent payable during the immediately preceding Lease Year, and Tenant shall continue to pay Base Rent, as so increased, in twelve (12) equal monthly installments, payable monthly in advance, on the first business day of each month during each such Lease Year. Base Rent shall continue to be payable during the period from the exercise by Tenant of the purchase option pursuant to Section 2.5(a) through the Closing thereof.

                  Section 4.2 Proration. In the event Tenant is obligated to pay Base Rent for a period which is less than one month, the installment of Base Rent shall be prorated on the basis of the number of days in such period.

                  Section 4.3 Place of Payment. All rentals payable hereunder shall be paid to Landlord at the address set forth at Section 19.1, unless Tenant is otherwise instructed in writing by Landlord.

                  Section 4.4 Absolute Net Lease. It is the purpose and intent of Landlord and Tenant that the Base Rent herein provided to be paid to Landlord by Tenant be absolutely net to Landlord and that this Lease shall yield net to Landlord without abatement, set-off or deduction therefrom the Base Rent as herein provided, to be paid during the Term, and that all costs, expenses, obligations, assessments or impositions of every kind or nature whatsoever which Tenant assumes or agrees to discharge pursuant to this Lease which may arise or become due during the Term shall be paid by Tenant as "Additional Rent", and Landlord shall be indemnified and saved harmless by Tenant from and against the same. However, nothing herein contained shall be deemed to require Tenant to pay or discharge any liens or mortgages of any character whatever which may be placed upon the Premises by the affirmative act of Landlord or any costs or expenses required to be paid by Landlord under any Landlord Mortgage or costs or expenses incurred by Landlord in complying with the provisions of any Landlord Mortgage except to the extent that Tenant has expressly agreed to pay for such




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

items in writing (it being agreed that the provisions of this Section 4.4 do not constitute such agreement). As used herein, the terms "Rent" or "rent" shall mean Base Rent and Additional Rent. Notwithstanding anything to the contrary in this Lease, Tenant is not responsible for and is not assuming any liability for, nor is Tenant indemnifying, holding Landlord harmless from or against or defending Landlord against any claims, losses, liabilities, damages, costs or expenses associated with, arising out or in connection with any income tax consequences to which Landlord is subject as a result of this Lease.

                                    ARTICLE 5

              PAYMENT OF TAXES, ASSESSMENTS, AND OTHER IMPOSITIONS
              ----------------------------------------------------

                  Section 5.1 Payment of Impositions. Tenant agrees to pay, as Additional Rent, and prior to the imposition of any fines, penalties or interest thereon, all real estate taxes (except as specifically provided otherwise in Section 5.4), assessments, water rates, and other governmental charges, of any kind and nature whatsoever, including but not limited to assessments for public improvements or benefits (all of which taxes, assessments, water rates, levies and other governmental charges are hereinafter sometimes referred to as "Impositions"), which as a result of the existence of the Land or the Improvements or both, are assessed, levied, confirmed, imposed or become a lien upon the Land or upon the Improvements or both during the Term; provided, however, that Landlord shall cause the tax bills or copies thereof in respect of such Impositions to be furnished to Tenant at least fifteen (15) days in advance of the due date of any Imposition. Any Imposition relating to a fiscal period of the taxing authority, a part of which is included within the Term and a part of which is included in a period of time after the expiration of the Term, shall be adjusted as between Landlord and Tenant as of the expiration of the Term, so that Landlord shall pay an amount which bears the same ratio to such Imposition which that part of such fiscal period included in the period of time after the expiration of the Term bears to such fiscal period. With respect to any Imposition for public improvements or benefits which by law is payable, or at the option of the taxpayer may be paid, in installments, Landlord shall pay the installments thereof which become due and payable subsequent to the expiration of the Term, and Tenant shall pay only those installments which become due and payable during the Term.

                  Section 5.2 Place of Payment. All Impositions payable hereunder shall be paid directly to the relevant payees of such Impositions or, if Tenant shall so elect, to Landlord at the address set forth at Section 19.1, unless Tenant is otherwise instructed in writing by Landlord, for remittance to the relevant payees of such Impositions.

                  Section 5.3 Limitations and Right to Contest Impositions. Nothing herein shall obligate Tenant to pay federal, state or local (i) franchise, capital stock or similar taxes, if any, of Landlord, (ii) income, excess profits or other taxes, if any, of Landlord, determined on the basis of its net income, or (iii) any estate, inheritance, succession, gift or similar tax, or (iv) any capital gains tax imposed on Landlord by the State of Missouri in connection with the sale of the Premises or any federal capital gains tax, unless the taxes referred to in clauses (i) and (ii) above are in lieu of or a substitute for any other tax, assessment or other charge upon or with respect to any of the Premises which, if such other tax, assessment or other charge were in effect, would be payable by Tenant. In the event that any assessment against any of the Premises may be paid in installments, Tenant shall have the option to pay such assessment in installments; and, in such event, Tenant shall be liable only for those installments which become due and payable during the Term. Tenant shall pay the general and special real estate taxes and other Impositions as enumerated in this Article 5 of the Lease prior to their becoming delinquent and, at Landlord's request, shall deliver copies of official receipts evidencing such payment to Landlord, at the place at which rental payments are required to be made, prior to accrual of any penalties assessed for late payment.




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


                  Section 5.4 Right to Contest Impositions. If Tenant shall in good faith, desire to contest the validity of such general real estate taxes or special assessments or other Impositions, Tenant shall have the right to do so without being in default hereunder provided that: (i) Tenant shall give Landlord prompt written notice of Tenant's intention to institute such legal proceedings as are appropriate; (ii) such proceedings shall be promptly instituted and conducted in good faith and with due diligence, and (iii) the Premises shall not be in danger of being sold, forfeited or lost. Such written notice shall be given by Tenant to Landlord or the appropriate governmental agency not fewer than five (5) days before such taxes or other charges proposed to be contested would otherwise become delinquent. Landlord agrees to cooperate with Tenant in any such proceeding, at no cost to Landlord. All costs associated with such contest, including attorney fees, shall be the responsibility of Tenant.

                  Section 5.5 Failure to Pay Impositions. If Tenant shall fail, refuse, or neglect to make any of the payments in this Article 5 required prior to the date when a delinquent rate would be imposed, then Landlord may, at its option and without waiver of the default thus committed by Tenant, upon ten (10) days' prior written notice to Tenant, pay same, and the amount of money so paid, including reasonable attorney's fees and expenses incurred in connection with such payments, together with interest on all of such amounts at the rate set forth below in Section 14.3 shall be repaid by Tenant to Landlord upon demand, and the payment thereof may be collected by Landlord in the same manner as though said amount were an installment of rent specifically required by the terms of this Lease to be paid by Tenant to Landlord.

                                    ARTICLE 6

                          CONSTRUCTION OF IMPROVEMENTS
                          ----------------------------

                  Section 6.1 Improvements. Tenant, at its sole risk, cost and expense, shall construct and develop on the Land as part of the Premises the Improvements described in the Plans and Specifications. In addition, Tenant shall have the right at any time during the Term to erect or install additions to, alterations of or replacements for such initially constructed Improvements, and to improve, alter or otherwise modify the Improvements, subject, however, to the provisions of Section 9.2.

                  Section 6.2 Control of Construction. The construction and development of the Improvements, and any and all subsequent work on or about the Premises shall be done in compliance with applicable building and zoning laws and all other laws, ordinances, orders, rules, regulations and requirements of all Federal, State and municipal governments and the appropriate departments, commissions, boards and officers thereof.

                  Section 6.3 Discharge of Mechanic's Liens. Tenant shall not suffer or permit any mechanic's liens to be filed against the Landlord's title to the Premises or against Tenant's interest in the Premises and/or Improvements by reason of work, labor, services or materials supplied to Tenant or as a result of an agreement with, or the assent of, Tenant, including, without limitation, any mechanic's liens arising out of or in connection with the construction of the Improvements contemplated under the Plans and Specifications. If any such mechanic's liens shall at any time be filed against the Premises or any part thereof, Tenant shall promptly cause the same to be discharged of record or bonded over as may be necessary to prevent a foreclosure on the Premises or any part thereof to satisfy the same in accordance with
Section 9.3 hereof.

                  Section 6.4 Title to Improvements. Landlord and Tenant agree and acknowledge that all Improvements, other than Pre-Existing Improvements, were either constructed by Landlord as agent for and for the account of Tenant or by or through Tenant for Tenant's own account in accordance with the Plans and Specifications in anticipation of the Lease. Title to all Improvements, including any and all Improvements constructed on the Premises prior to or after the Commencement Date by or through Landlord as agent for Tenant or by or through Tenant in accordance with the Plans and Specifications in anticipation of this Lease, were, are and shall be deemed vested in, and such Improvements belonged, belong and shall be deemed to belong to and were, are and shall be deemed to be owned by Tenant for all purposes including, without limitation, income tax purposes. Subject to Section 9.2 and unless Tenant shall purchase and become the owner of the fee simple title to the Premises ,including without limitation pursuant to Section 2.5 or Section 2.6 of this Lease, any Improvements remaining on the Premises at the end of the Term or the end of Tenant's right to remain in possession of the Premises (as a result of rights available to Tenant as contemplated under Section 20.17 hereof), whichever occurs later, shall then become the property of Landlord, and Landlord shall thereupon be entitled to possession thereof. Except as otherwise provided in
Section 9.2, nothing in this Lease shall require or shall be construed to mean that, as between Landlord and Tenant, Tenant has any obligation to cause any Improvements to be located on the Premises at the end of the Term.


                                    ARTICLE 7

                        USE AND OPERATION OF THE PREMISES
                        ---------------------------------

                  Section 7.1 Permitted Use. Tenant shall use the Premises for any use permitted under applicable law.

                  Section 7.2 Compliance With Laws and Governmental Requirements. Tenant shall, at its sole cost and expense, obtain all governmental permits, approvals, licenses, and authorizations needed by Tenant to conduct its business upon the Premises, and shall maintain same during the Term. Landlord covenants and agrees to cooperate with Tenant, at Tenant's expense, in the obtaining of such permits, approvals, licenses, and authorizations. Tenant covenants and agrees that it will, at its sole cost and expense, take such actions as may be lawfully required by any public body having jurisdiction over the Premises in order to comply with such sanitary, zoning, and other similar requirements designed to protect the public, in effect during the Term, applicable to the Premises or the manner of Tenant's use and occupancy of the Premises or otherwise applicable to the Premises. Tenant shall, at Tenant's expense, make any alterations or repairs to the Premises that may be necessary to comply with any of the foregoing, subject to the applicable provisions of Article 9.

                                    ARTICLE 8

                                    INSURANCE
                                    ---------

                  Section 8.1 Commercial General Liability Insurance. At all times during the Term, Tenant shall provide and maintain, at Tenant's sole cost and expense throughout the Term, commercial general liability insurance, including blanket contractual liability coverage (or its equivalent) specifically endorsed to provide coverage for the obligations assumed by Tenant pursuant to this Lease, against claims and liability for personal injury, bodily injury, death, or property damage occurring on, in, or about the Premises, with limits of liability of not less than Five Million Dollars ($5,000,000.00) for liability arising out of any one occurrence, Tenant shall cause such insurance policy or policies to name Landlord as additional insured.

                  Section 8.2 Employer's Liability Insurance. At all times during the Term, Tenant shall also provide and maintain, at Tenant's sole cost and expense, throughout the Term or any extensions hereof, worker's compensation insurance with statutory limits of liability and employer's liability insurance with limits of liability of not less than One Million Dollars ($1,000,000.00) in respect of any work or other operations done or performed on or about the Premises.

                  Section 8.3 Casualty Insurance. During the first ten (10) years of the Term, Tenant will procure and maintain in effect at all times and at Tenant's expense the following:

                  (i) insurance insuring Tenant against loss or damage to the Improvements by fire, lightning, windstorm, hail, explosion, aircraft, smoke, vandalism, malicious mischief, vehicle damage and other risks from time to time included under a so called "Special Form Causes of Loss" policy (or its equivalent) together with earthquake and flood insurance. Such insurance shall provide coverage in an amount sufficient to prevent Tenant from being a co-insurer of any loss under the policy or policies, but in no event less than 100% of the full replacement cost of the Improvements;

                  (ii) business interruption insurance in an amount of at least Twenty Million Dollars ($20,000,000) to insure Tenant against the loss of all or any portion of Gross Profits plus any continuing expenses for a minimum period of one year from the date of the event resulting in the interruption of Tenant's business at the Premises.

                  Section 8.4 Fuel Tank Insurance. At all times during the Term when fuel tanks are located at or on the Premises, Tenant shall maintain so called "Above Ground Storage Tank Third Party Liability and Cleanup" insurance or its equivalent. Notwithstanding anything to the contrary in this Lease, such insurance shall be on a claims made basis with a per occurrence limit of at least One Million Dollars ($1,000,000) and a general aggregate limit of at least One Million Dollars ($1,000,000) with reasonable deductibles and reasonable coverage for defense costs.

                  Section 8.5 Blanket Policies. Tenant may effect the coverages required above under its blanket insurance policies, and such insurance may be effected by a combination of basic and excess or umbrella policies covering other properties or liabilities of Tenant; provided, however, as follows: any such policy of blanket insurance shall specify therein, or Tenant shall furnish Landlord a written statement from the insurer under such policy so specifying, the amount of the total insurance allocated to the Premises, which amount shall be not less than the amount required herein; any such policy of blanket insurance shall comply in all respects with the requirements set out herein; and the protection afforded under any such policy of blanket insurance shall be not less than that which would have been afforded under a separate policy or policies relating only to the Premises. In the event the insurance required hereunder is carried under a combination of primary insurance and excess or umbrella coverage, said insurance shall be primary insurance as far as concerns Tenant, and shall not call upon any other insurance effected or procured by Landlord for defense, contribution, or payment. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required herein to be furnished by Tenant unless Landlord is included therein as additional insured, and as loss payee with loss payable as set out herein. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall deliver the policy or policies or duplicates thereof, or certificates evidencing the same as provided herein.

                  Section 8.6 Additional Policy Requirements. All insurance policies required hereunder shall be written and signed by reputable and financially sound insurance companies admitted to do insurance business in Missouri having a rating of not less than category A+ as listed in Bests' Rating Guide or the equivalent rating if such rating ceases to be published or available. All such policies shall contain an agreement by the insurer that such policies shall not be canceled without at least thirty (30) days' prior written notice to Landlord and Tenant. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents (including partners, both general and limited), officers, directors, members, shareholders or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or any property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party. Landlord may require that the interest of any mortgagee under a mortgage covering the Premises and/or the Landlord's leasehold estate, be protected by proper endorsements to any of the policies of insurance required hereunder.

                  Section 8.7 Certificates of Insurance and Payment of Premiums. Tenant shall deliver certificates of insurance evidencing the required coverages and limits of liability. If said certificates are not approved by Landlord, whose consent shall not be unreasonably withheld or unduly delayed, Landlord shall advise Tenant of its reasonable objections thereto and Tenant may either satisfy Landlord's objection or supply duplicate originals of such policies. Said certificates shall be so delivered immediately after the writing and effective date of said policies but in no event less frequently than annually, along with receipts evidencing payment of the premiums therefor; provided, however, that Tenant may finance the premiums when the terms of said policies are for two (2) years or more and, in such event, said receipts shall evidence the installment premium payment having been paid before its maturity. Tenant will pay the premiums for all insurance policies which Tenant is obligated to carry under the terms of this Lease and will deliver to Landlord evidence of such payment before the payment of any such premiums become in default; and Tenant will cause renewals of expiring policies to be written and the binders therefor to be delivered to Landlord at least thirty (30) days before the expiration date of such expiring policies, with certificates to be delivered to Landlord, as set out herein, promptly upon their preparation.

                  Section 8.8 Liability for Deductible Amounts. Tenant, as principal named insured for all property insurance required hereunder, retains full responsibility for payment of all deductibles under each of said policies. Nothing herein contained shall be construed as rendering Landlord personally liable for the payment of any such insurance premiums but if, at any time during the Term or any extensions hereof, Tenant shall fail, refuse, or neglect to effect, maintain, or renew any of the policies of insurance required by this Lease, or fail, refuse or neglect to keep and maintain same in full force and effect, or to pay premiums therefor promptly when due, or to deliver to Landlord and/or mortgagee any of such policies or certificates, then Landlord at its sole option but without obligation to do so, may effect, maintain or renew such insurance, and the amount of money paid as the premium thereon, plus interest at the rate set forth in Section 14.3 below, shall be collectible as though it were rent then matured hereunder and due and payable forthwith.

                  Section 8.9 Tenant's Indemnity. Unless due to the intentional misconduct or negligence of Landlord or Landlord's officers, agents, contractors, employees or invitees and except as provided in the last sentence of Section 4.4 of this Lease, Tenant will defend, indemnify, and hold harmless Landlord, its officers, employees and agents (the "Indemnified Parties") from and against any and all liabilities, claims, losses, damages, actions, judgments, costs, and expenses (including without limitation reasonable attorney's fees and expenses) of every kind imposed upon or asserted against the Indemnified Parties or Landlord's title in the Premises arising by reason of or in connection with (a) Tenant's possession, use, occupancy, or control of the Premises; (b) any accident, injury to or death of persons, or loss of or damage to property occurring on or about the Premises or adjoining public passageways;
(c) the possession, operation, use, misuse, maintenance, or repair of the Premises; or (d) any failure on the part of Tenant to perform or comply with any of the terms of this Lease. If it becomes necessary for Landlord to defend any action seeking to impose any such liability, Landlord may elect to notify Tenant and tender defense of such action to Tenant. Tenant shall accept such tender of defense (with counsel reasonably acceptable to the Landlord) and Tenant will pay all costs, expenses, and reasonable attorney's fees incurred in effecting such defense, in addition to any other sums which Landlord may be called upon to pay by reason of the entry of a judgment against Landlord in the litigation in which such claim is asserted. Landlord shall not be responsible for the loss of or damage to property or injury to or death of persons occurring in or about the Premises by reason of any future condition, defect, matter, or thing in the Premises, or for the acts, omissions, or negligence of other persons or tenants in and about the Premises, and Tenant agrees to defend (with counsel reasonably acceptable to the Landlord), indemnify, and hold the Indemnified Parties harmless from and against all claims and liability for same.

                  Section 8.10 In addition to insurance otherwise required to be maintained by Tenant pursuant to Sections 8.1, 8.2, 8.3 and 8.4, Tenant will, during the first ten (10) years of the Term, obtain and maintain such additional type of insurance and/or, as to the insurance to be maintained under this Lease, maintain such insurance in each case in such increased amounts as Landlord may reasonably require consistent with currently reasonable standards for similarly situated properties leased on similar terms, provided, Landlord may not request such changes more frequently than three times during such ten (10) year period.

                                    ARTICLE 9

                            CONDITION OF IMPROVEMENTS
                            -------------------------

                  Section 9.1 No Landlord Obligation. Landlord shall not under any circumstances be required to furnish any services or facilities or to make any repairs, replacements or alterations of any nature or description in or to the Premises whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever in connection with this Lease or to maintain the Premises in any way. Tenant hereby waives the right to make repairs at the expense of Landlord pursuant to any law in effect at the time of the execution of this Lease or thereafter enacted, and assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance, and management of the Premises.

                  Section 9.2 Alteration of Improvements. Tenant will not commit any waste of the Premises; provided, however, Tenant may, in its sole discretion, demolish and/or remove any and all Improvements from the Premises it being agreed and understood that Tenant shall have no obligation to restore such Improvements or to cause any Improvements to be located on the Premises at the end of the Term. Except in the event the Term ends as a result of the exercise of eminent domain, Tenant shall either remove all Improvements (including foundations) from the Premises such that the Land is free of debris and from mechanic's liens arising out of such removal or Tenant shall deliver the Improvements to Landlord at the end of the Term or the end of Tenant's right to remain in possession of the Premises (as a result of rights available to Tenant as contemplated under Section 20.17 hereof), whichever occurs later, free from mechanic's liens arising by or through Tenant and in reasonably good and working condition such that the existence and condition of the Improvements does not diminish the then current value of the Land as if unimproved. Tenant shall have the right to effect any alterations, improvements or additions to the Premises desired by Tenant provided that Tenant shall advise Landlord in advance regarding any proposed alterations, improvements or additions affecting the structure of the Improvements. In connection with any such alterations, improvements or additions of a structural nature, Landlord may impose such reasonable conditions with respect thereto as Landlord deems appropriate in order to assure that no liens will attach to the Premises, including, without limitation, requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work, as reasonably determined by Landlord. The work necessary to make any alterations, improvements or additions to the Premises shall be done at Tenant's expense by employees of or contractors hired by Tenant. Tenant shall promptly pay to Tenant's contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof, and upon completion deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials, and Tenant shall defend and hold Landlord and the Premises harmless from all costs, damages, liens and expenses related thereto. All work done by Tenant or its contractors pursuant to this
Section 9.2 shall be done in a first-class workmanlike manner using only good grades of materials and shall comply with all applicable insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies. All required permits shall be promptly obtained by Tenant at Tenant's expense.

                  Section 9.3 Liens. Tenant will pay or cause to be paid all charges for all work done by Tenant, including without limitation all labor and materials for all repairs, alterations, additions, and/or demolition work to or upon the Premises during the Term, including such work or portion thereof as is required by any governmental entity having jurisdiction or is otherwise required by applicable law, and will not suffer or permit any mechanic's, materialman's, or similar liens for labor or materials furnished to the Premises during the Term or any extensions hereof to be filed against the Premises and/or the Improvements; and if any such lien shall be filed, Tenant will either pay the same or procure the discharge thereof by giving security or in such other manner as may be required or permitted by law within sixty (60) days after such filing or within such shorter time period as may be required by law; provided, however, such "sixty (60) day or shorter time period" requirement shall not apply to any mechanic's liens arising out of or in connection with the initial Improvements constructed based on the Plans and Specifications. Tenant shall have the right, however, at its sole cost and expense, in its name or in the name of Landlord or in the name of both, to contest any such lien, provided the existence of such lien pending such contest shall not jeopardize Landlord's interest in the Premises. Tenant shall indemnify Landlord against, and save Landlord harmless from, any and all loss, damage, claims, liabilities, judgments, interest, costs, expenses, and attorney's fees arising out of the filing of any such lien. Tenant's indemnification obligation pursuant to the preceding sentence shall survive the expiration or termination of this Lease. Nothing contained herein shall constitute any consent or request by Landlord, express or implied, to or for the performance of any labor or services or the furnishing of any materials or other property in respect of the Premises nor as giving Tenant any right, power, or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord or the Premises in respect thereto. Tenant shall have no right to encumber or cause to be encumbered the title or interest of Landlord in the Premises in any manner whatsoever.

                  Section 9.4 Environmental Matters.


                  A. The term "Environmental Laws" shall mean and include the Resource Conservation and Recovery act, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act and all applicable state and local environmental laws, ordinances, rules, requirements, and regulations, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted and any and all other federal, state or local laws, ordinances, rules, requirements and regulations, now or hereafter existing, relating to the preservation of the environment or the regulation or control of toxic or hazardous substances or materials; and

                  B. The term "Regulated Substance" shall mean and include any, each and all substances or materials now or hereafter regulated pursuant to any Environmental Laws, including, but not limited to, any such substance or material now or hereafter under any Environmental Law defined as or deemed to be a "regulated substance," pesticide, "hazardous substance" or "hazardous waste" or included in any similar or like classification or categorization thereunder.

                  Tenant shall not cause or permit any Regulated Substance to be placed, held, located, released, transported or disposed of on, under, at or from the Premises in violation of any Environmental Laws or permit any Regulated Substance to otherwise adversely affect the Premises and/or the Improvements in violation of any Environmental Laws. Tenant shall, at its own cost and expense, contain at or remove from the Premises and/or the Improvements or perform any other necessary remedial action regarding any Regulated Substance in any way affecting the Premises and/or the Improvements if such containment, removal or other remedial action is required of the owner and/or operator of the Premises and/or the Improvements under any Environmental Laws and, to the extent Tenant takes any remedial action with respect to any Regulated Substance whether or not so required, Tenant shall perform any containment, removal or remediation of any kind involving any Regulated Substance in any way affecting the Premises and/or the Improvements in compliance with the requirements of all Environmental Laws. Tenant shall provide Landlord with written notice (and a copy as may be applicable) of any of the following within thirty (30) days thereof. (i) Tenant's obtaining knowledge or notice of any kind of the presence, or any actual or threatened release, of any Regulated Substance in any way affecting the Premises and/or the Improvements; (ii) Tenant's receipt or submission, or Tenant's obtaining knowledge or notice of any kind, of any report, citation, notice or other communication from or to any federal, state or local governmental or quasi-governmental authority regarding any Regulated Substance in any way affecting the Premises and/or the Improvements; or (iii) Tenant's obtaining knowledge or notice of any kind of the incurrence of any cost or expense by any federal, state or local governmental or quasi-governmental authority or any private party in connection with the assessment, monitoring, containment, removal or remediation of any kind of any Regulated Substance in any way affecting the Premises and/or the Improvements, or of the filing or recording of any lien on the Premises and/or the Improvements or any portion thereof in connection with any such action or Regulated Substance in any way affecting the Premises and/or the Improvements.

                  Tenant shall defend all actions against the Landlord and Landlord's mortgagee and pay, protect, indemnify and save harmless Landlord, its directors, officers, employees and agents and the mortgagee from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, reasonable attorneys' and consultant's fees, response and cleanup costs, court costs, and litigation expenses), causes of action, suits, claims, demands or judgments of any nature relating to any action brought against Landlord arising out of or in any way relating to any violation or claimed violation of Environmental Laws by Tenant and/or the Premises and/or the Improvements other than in connection with a Pre-Term Condition. If at the expiration or other termination of this Lease any response or clean up of a condition involving Regulated Substances is required of Tenant and/or the Premises and/or the Improvements by any federal, state or local governmental authority and such condition first arose during the Term as a result of Tenant's acts or omissions, then Tenant shall remain solely responsible for such requirement and Landlord's damages for breach hereof may include consequential loss of rent. The foregoing indemnity shall survive the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary in this Lease, Landlord, and not Tenant, is responsible for any remediation of the Premises required as a result of any environmental condition of the Premises which existed prior to Commencement Date (a "Pre-Term Condition").

                                   ARTICLE 10

                              DAMAGE OR DESTRUCTION
                              ---------------------

                  Section 10.1 No Abatement of Rent. Notwithstanding any contrary law, Rent shall not be suspended or abated as a result of any damage or destruction to, and/or during any restoration or rebuilding of, the Premises and/or the Improvements.


                                   ARTICLE 11

                            SUBLETTING AND ASSIGNMENT
                            -------------------------

                  Section 11.1 Transactions Requiring Landlord's Consent. Except as permitted in Section 15.2 in connection with or arising out of a grant by Tenant of a Leasehold Mortgage, Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or conditioned and shall be given or denied (and if denied with reasons therefor) within thirty (30) days after a request for such consent from Tenant, (a) assign this Lease or any interest hereunder, or (b) permit any assignment of this Lease by operation of law. Tenant may sublet the Premises or any part thereof and may permit the use or occupancy of all or any part of the Premises by any parties other than Tenant, its agents, employees and invitees without the consent of Landlord.

                  Section 11.2 Transactions Excluded from Consent Requirement. Notwithstanding anything to the contrary in Section 11.1 above, Tenant shall have the right, without the prior consent of Landlord, to assign this Lease to any of Tenant's subsidiaries, affiliates or any parent or controlled corporation of Tenant or to any third party purchasing all or substantially all of the assets of Tenant in a bona fide transaction and not in liquidation, as a result of which such successor shall continue to operate the business of Tenant from the Premises as a going concern. The merger of Tenant into or with another entity shall not be deemed an assignment of Tenant's interest in this Lease, nor shall any change of control of Tenant resulting from the sale or transfer of corporate stock of Tenant be deemed an assignment; provided the surviving or successor entity shall continue to operate the business of Tenant from the Premises as a going concern.

                  Section 11.3 Effectiveness of Assignment/Sublease; No Avoidance of Liability. Except as permitted in Section 15.2 in connection with or arising out of a grant by Tenant of a Leasehold Mortgage, Tenant shall give Landlord written notice of any proposed assignment or subletting under Section
11.1 and of any transaction contemplated under Section 11.2, which notice shall contain the proposed principal terms thereof. Except as permitted in Section
15.2 in connection with or arising out of a grant by Tenant of a Leasehold Mortgage, no assignment of this Lease shall be effective unless the assignee shall execute an appropriate instrument assuming all of the obligations of Tenant hereunder and unless Tenant acknowledges therein its continued liability under this Lease. Landlord's consent to any proposed assignment (when such consent is required pursuant to Section 11.1), shall not constitute a waiver of Landlord's right reasonably to approve or disapprove of any subsequent assignment.

                  Section 11.4 Assignment by Landlord. Landlord shall cause any transferee of Landlord's interest in the Premises to assume Landlord's obligations under this lease.

                                   ARTICLE 12

                                  CONDEMNATION
                                  ------------

                  Section 12.1 Temporary Taking by Eminent Domain. If, during the Term, the temporary use of the whole or any portion of the Premises shall be taken as a result of the exercise of the power of eminent domain, Tenant shall be entitled to the entire compensation and award for any and all damage, loss or injury suffered as a result of such temporary taking, and this Lease shall continue in full force and effect without any abatement of the rental or other payments required to be made by Tenant hereunder.

                  Section 12.2 Total Taking of Whole or Affecting Whole by Eminent Domain. If, during the Term, all of the Premises shall be permanently taken as a result of the exercise of the power of eminent domain, or a portion of the Premises shall be taken as a result of the exercise of eminent domain with resulting damages to any Improvements and the award made in such proceedings shall be based on a determination that the portion of the Premises not taken is worthless and cannot practicably be rehabilitated, then Tenant may terminate this Lease effective on the date of vesting of title with the condemning authority or its designees. The total award shall be apportioned between Landlord and Tenant as follows:

                  FIRST, Landlord shall receive such portion of the award as shall represent compensation for the fair market value of the Land and Pre-Existing Improvements taken, considered as vacant and unimproved and unencumbered by this Lease and such portion of such award, if separately stated in the award or decree as shall represent consequential damages, if any, to the portion of the Land and Pre-Existing Improvements not taken, considered as vacant and unimproved and unencumbered by this Lease, plus an amount equal to the then estimated cost of demolition and removal of the untaken portion of any Improvements (unless such cost shall have been included in the consequential damages above mentioned);

                  SECOND, Tenant's leasehold Mortgagee, if any, shall receive a sum equal to the unpaid principal balance of any Leasehold Mortgage, or so much thereof as the balance of the award is sufficient to pay;

                  THIRD, Tenant shall receive the entire balance of the award, if any.

                  Section 12.3 Substantial Taking Not Affecting Whole. If, during the Term, a portion of the Premises shall be taken as a result of the exercise of eminent domain with resulting damage to any Improvements and the amount of the award made is based on a determination that the portion of the Premises not so taken is of value and can practicably be rehabilitated, then unless Tenant, within sixty (60) days after the vesting of title to the land in the condemnor and issuance of the award, shall elect at its option, to cancel this Lease and surrender the Premises to Landlord, this Lease shall upon vesting of title in such proceedings terminate only as to that portion of the Premises so taken, Base Rent shall abate from and after vesting of title in such proceedings in the proportion that the area taken bears to the area of the entire Premises, and the total award shall be deposited into a construction disbursing escrow for application against Tenant's cost of repair and restoration of the Improvements which Tenant shall effect in such manner as it deems appropriate. In the event Tenant elects not to effect such restoration or is unable to do so, the award shall be shared between Landlord and Tenant on such equitable basis as the parties shall determine. In the event the parties are not so able to determine the disposition of such award, the parties shall submit such determination to binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") or a similar arbitration mechanism if AAA is no longer in existence. Each party shall pay the fees and expenses of its appraiser and one-half the fees and expenses of the arbitrator.

                  Section 12.4 Voluntary Transfers in Lieu of Condemnation. Landlord shall not voluntarily transfer all or any part of the Premises or Landlord's interest therein in lieu of the actual exercise of the power of eminent domain without the prior written consent of Tenant which Tenant may withhold in its reasonable discretion it being understood that, among other reasons which may be the basis for the withholding of consent in Tenant's reasonable discretion, Tenant may withhold consent if such proposed transfer would in effect materially and adversely affect Tenant's rights under this Lease or the operation by Tenant of its business at the Premises).

                                   ARTICLE 13

                     UTILITIES; EASEMENTS; LANDLORD'S ACCESS
                     ---------------------------------------

                  Section 13.1 Payment of Public Utility Charges. Tenant shall pay or cause to be paid all charges for gas, water, sewer, electricity, light, heat or power, telephone or other communication service used, rendered or supplied upon in connection with the Improvements.

                  Section 13.2 Easements. Landlord agrees, upon request of Tenant at any time and from time to time, and at the sole cost of Tenant, to join in the grant of new easements and rights of way or alteration of existing easements and rights of way upon, under or over the Premises for public utilities, public purposes, access to public facilities, roads and ways, parking, and reciprocal easements, provided such grant or grants are reasonably necessary for the operation of the Premises for the uses herein permitted. Landlord will not grant any easements, licenses or other rights which would permit any third party to obtain rights to the Premises (other than mortgages or deeds of trust granted by Landlord pursuant to Article 15) or modify any of the Permitted Encumbrances other than the First Deed of Trust.

                  Section 13.3 Landlord's Access to Premises. Other than in the event of an emergency involving an imminent threat to persons or property, in which event Landlord may gain such access to the Premises and Improvements as is necessary to protect such persons and/or property, Landlord may not have any entry or access to the Premises or Improvements (i) without at least twenty four
(24) hours' prior notice to Tenant, (ii) except at reasonable times, (ii) without being accompanied by a representative authorized by Tenant to permit such entry by Landlord, (iv) other than in accordance with Tenant's reasonable security arrangements, or (v) in any manner which interrupts, interferes with or diminishes the operations of Tenant in the demised premises or would cause Tenant to incur costs or expenses that Tenant would not have incurred but for such entry. Any such access shall only be for the limited purposes of showing the Premises to a prospective purchaser or lender.

                                   ARTICLE 14

                               DEFAULT PROVISIONS
                               ------------------

                  Section 14.1 Tenant's Default. Tenant shall be in default under this Lease if (i) default shall be made in the payment of the Rent or any installment thereof or in the payment of any other sum required to be paid by Tenant under this Lease and such default shall continue for thirty (30) days after written notice to Tenant, (ii) if default shall be made in the observance or performance of any of the other covenants or conditions in this Lease which Tenant is required to observe and perform and such default shall continue for thirty (30) days after written notice to Tenant, unless such default cannot reasonably be cured within such thirty (30) day period, in which event Tenant shall have such additional reasonable period of time as is necessary to cure such default provided it is diligently pursing such a cure during such additional period of time, (iii) if a hazardous condition exists on or about the Premises and/or the Improvements which Tenant is required to eliminate and such condition is not eliminated within a reasonable period of time after written notice from Landlord, (iv) if the interest of Tenant in this Lease shall be levied on under execution or other legal process and the same is not dismissed, stayed or vacated within sixty (60) days thereafter other than in connection with the exercise by a Leasehold Mortgagee of its rights under a Leasehold Mortgage, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and thereupon at its option may, with or without further notice or demand of any kind to Tenant or any other person, be entitled to exercise any rights and remedies provided at law or in equity; provided, however, subject to Section 2.6 above, in no event shall any breach of this Lease by Tenant or the occurrence of any of the foregoing events in this Section 14.1 provide a basis for termination of, or of Tenant's right of possession under, this Lease by Landlord and Landlord shall not attempt to terminate or to cause the termination of Lease or in any way seek to terminate this Lease or Tenant's right of possession under this Lease as a result of any such breach it being agreed and understood that Landlord's sole remedies in the event of any such breach shall be limited to the recovery of damages and obtaining equitable relief, including specific performance of Tenant's covenants hereunder. Any and all damages whether paid or otherwise unpaid but incurred by Landlord as a result of Tenant breaching any part of this Lease shall be deemed to be Rent due pursuant to this Lease.

                  Section 14.2 Landlord's Cure of Tenant's Default. If Tenant shall default in the performance or observance of any agreement or condition of this Lease other than an obligation to pay money to Landlord and shall not cure such default within the applicable cure period under Section 14.1, Landlord, at its option, without waiving any claim for breach of this Lease, may at any time thereafter cure such default for the account of Tenant, and any amount paid or any contractual liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant, and Tenant shall reimburse Landlord therefor or save Landlord harmless therefrom; provided, however, that Landlord may cure any such default as aforesaid prior to the expiration of said waiting period but after notice to Tenant, if the curing of such default prior to the expiration of said waiting period is reasonably necessary to protect the Premises or Landlord's interest therein, or to prevent injury or damage to persons or property. If Tenant shall fail to reimburse Landlord upon demand for any amount paid for the account of Tenant hereunder, said amount shall be added to and become due as a part of the next payment of rent due hereunder. Tenant hereby agrees to pay Landlord interest on such amount at the rate described below in Section 14.3. Notwithstanding anything to the contrary contained herein, in the case of emergency, notices required pursuant to this Section 14.2 may be given verbally or in any other reasonably due and sufficient manner having regard to the emergency and the attending circumstances. If any such notice shall not be given in the manner described in Article 19 of this Lease, then, as soon thereafter as practicable, such notice shall be followed up by notice given in the manner prescribed in said Article 19. No entry by Landlord in accordance with the provisions of this Section 14.2 shall be deemed to be an eviction of Tenant.

                  Section 14.3 Interest on Unpaid Sums. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed encumbering the Premises. Accordingly, if any installment of Rent due from Tenant shall not be received by Landlord or Landlord's designee within fifteen (15) days after the date on which such sum is due, Tenant shall pay to Landlord interest on said rent at a rate (the "Over Due Rate") equal to two percent (2%) per annum above the prime rate of interest publicly announced from time to time by The Bank of America or its successor (provided that if said Bank shall cease to announce its prime rate, then the prime rate shall mean the like rate of interest as publicly announced by another bank determined by Landlord) (but in no event at a rate which is more than the highest rate which is at the time lawful in the State of Missouri) from the date such Rent was due. Acceptance of interest by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                  Section 14.4 Default by Landlord. If any act or omission by Landlord would give Tenant the right to sue for damages from Landlord or to claim any rights with respect to this Lease, Tenant will not sue for such damages or exercise any such rights until (i) it shall have given written notice of the act or omission to Landlord and (ii) it shall have complied with the provisions of Section 14.5. In no event shall any breach of this Lease by Landlord provide a basis for termination of this Lease by Tenant and Tenant shall not attempt to terminate this Lease or to cause the termination of this Lease or in any way seek to terminate this Lease as a result of any such breach, it being understood and agreed that Tenant's sole remedies in the event of any such breach shall be limited to the recovery of damages and obtaining equitable relief, including specific performance of Landlord's covenants hereunder.

                  Section 14.5 Landlord Mortgagee's Right to Cure. In the event that Landlord shall default in the performance or observance of any of the terms, conditions or agreements in this Lease, Tenant shall give written notice thereof to each Landlord Mortgagee at the notice address provided to Tenant by Landlord or by such Landlord Mortgagee, and Landlord Mortgagee shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under this Lease, for a period of thirty
(30) days after receipt of such written notice by Landlord Mortgagee with respect to any such default capable of being cured by the payment of money and for a period of forty five (45) days after receipt of such written notice by Landlord Mortgagee with respect to any other default (provided that in the case of any default which cannot be cured by the payment of money and cannot with diligence be cured within such forty (45) day period because of the nature of such default or because Landlord Mortgagee requires time to obtain possession of the Premises in order to cure the default, if Landlord Mortgagee shall proceed promptly to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity). Upon the written request of any such mortgagee or prospective mortgagee, and for the exclusive benefit of said mortgagee, Tenant will promptly deliver to said mortgagee such form of Tenant's consent and waiver as may be reasonably required to assure such mortgagee that Tenant will comply with this Section 14.5.

                  Section 14.6 Leasehold Mortgagee's Right to Cure. Concurrent with any notice from Landlord to Tenant of a failure, breach or default by Tenant in the performance or observance of any of the terms, conditions or agreements in this Lease, Landlord shall give written notice thereof to each Leasehold Mortgagee, and each such Leasehold Mortgagee shall have the right (but not the obligation) to cure such default. Landlord shall not take any action with respect to such failure, breach or default for a period of thirty (30) days after receipt of such written notice by each Leasehold Mortgagee with respect to any such default capable of being cured by the payment of money and for a period of forty (45) days after receipt of such written notice by each such Leasehold Mortgagee with respect to any other default (provided that in the case of any default which cannot be cured by the payment of money and cannot with diligence be cured within such forty five (45) day period because of the nature of such default or because any such Leasehold Mortgagee requires time to obtain possession of the Premises in order to cure the default, if each such Leasehold Mortgagee shall proceed promptly to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity). Upon the written request of any Leasehold Mortgagee or prospective Leasehold Mortgagee, and for the exclusive benefit of said Leasehold Mortgagee, Landlord will promptly deliver to said Leasehold Mortgagee such form of Landlord's consent and waiver as may be reasonably required to assure such mortgagee that Landlord will comply with this Section 14.6. Landlord shall accept any cure by a Leasehold Mortgagee of a default by Tenant under this Lease as if the same had been performed by Tenant; provided, however, no Leasehold Mortgagee shall be obligated to cure any default by Tenant or any other matter .


                                   ARTICLE 15

                                    FINANCING
                                    ---------

                  Section 15.1 Landlord's Financing. Notwithstanding anything to the contrary in this Lease, this Lease and Tenant's interest therein shall not be subordinate or deemed to be subordinate to any deed of trust or other security instrument (or to the lien created by any such deed of trust or security instrument) which first encumbers the Premises or any portion thereof after February 18, 2000, other than the First Deed of Trust, unless and until Landlord delivers to Tenant in recordable form a "subordination, non-disturbance and attornment agreement" duly executed by the ground lessor under any such ground lease, the secured party under any such security instrument and/or the beneficiary under any such deed of trust in substantially the form attached hereto as Exhibit C. Landlord shall use its best efforts to obtain the non-disturbance agreement contemplated under Section 6(b) of that certain Deed of Trust by Landlord in favor of Harris Trust and Savings Bank dated July 28, 2000 (the "First Deed of Trust") in the form attached hereto as Exhibit C. Landlord agrees that no Landlord Mortgage shall encumber, nor shall Landlord permit any Landlord Mortgage to encumber, any Excluded Property nor shall any Excluded Property be subject or subordinate to any Landlord Mortgage and upon the from time to time request of Tenant, Landlord will use its best efforts to cause any Landlord Mortgagee to execute and deliver to Tenant such written confirmations of such exclusion and non-subordination in substantially the form attached hereto as Exhibit D. Each Landlord Mortgage shall provide (i) that the Landlord Mortgagee shall provide copies of any notices of default by Landlord under such Landlord Mortgage, and any other notices required to be given under the Landlord Mortgage, to Tenant and each and every Leasehold Mortgagee at the addresses provided to such Landlord Mortgagee by Tenant and or any such Leasehold Mortgagee; (ii) that the Landlord Mortgagee shall accept performance by Tenant and/or any Leasehold Mortgagee of any term, covenant, agreement, provision or condition of the Deed of Trust required to be performed by Landlord under such Landlord Mortgage as though performed and observed by Landlord, provided such performance by said Tenant and/or, Leasehold Mortgagee shall occur within the time prescribed therefore in the Landlord Mortgage, plus an additional period of thirty (30) days thereafter; provided, however, neither Tenant nor any Leasehold Mortgagee shall be obligated to perform any term, covenant, agreement, provision or condition of any Landlord Mortgage which is required to be performed by Landlord; and (iii) for the release of the Premises from such Landlord Mortgage and all other security interests in favor of Landlord Mortgagee upon payment to Landlord Mortgagee of the lesser of (x) the outstanding amount then owed by Landlord to Landlord Mortgagee and secured by the Landlord Mortgage (y) the Fair Option Value or Put Price, as the case may be.


                  Section 15.2 Tenant's Financing. Tenant shall have the right, at any time and from time to time, in addition to any other rights herein granted and without any requirement to obtain Landlord's consent to encumber any Excluded Property or to mortgage or grant a security interest in Tenant's leasehold interest in this Lease, any space leases and any other subleases, under one or more Leasehold Mortgages, and/or to assign this Lease and any subleases as collateral security for such Leasehold Mortgages. Tenant acknowledges that so long as any Leasehold Mortgage shall remain unsatisfied of record or until written notice of satisfaction is given by the holder to Landlord, the following provisions shall apply in respect of such Leasehold Mortgagee notwithstanding any other provisions of this Lease to the contrary:

                           (i) Other than a cancellation or termination of this Lease as a result of the acquisition of the Premises pursuant to
         Section 2.5 or Section 2.6, there shall be no cancellation, termination, surrender, acceptance of surrender, amendment or modification of this Lease by joint action of Landlord and Tenant, nor shall Landlord recognize any such action by Tenant alone, without in each case the prior consent in writing of any Leasehold Mortgage (which shall not be unreasonably withheld, delayed or conditioned). Nor shall any merger result from the acquisition by, or devolution upon, any person or entity of both the fee estate in the Premises and the leasehold estate created by this Lease. Any attempted cancellation, termination, surrender, amendment, modification or merger of this Lease without the prior written consent of all Leasehold Mortgagees (which shall not be unreasonably withheld, delayed or conditioned) shall be of no force or effect;

                           (ii) Each Leasehold Mortgagee shall be given notice of any arbitration or action, suit or other proceeding or dispute between the parties and shall have the right to intervene therein and be made a party thereto if Tenant fails to do so. In any event, each Leasehold Mortgagee shall receive notice, and a copy, of any award, decision or judgment rendered in such arbitration, action, suit or other proceeding.

                           (iii) If there is a condemnation or taking by eminent domain in respect of the Premises, any award of payment which are to be paid to Tenant shall, if required under any Leasehold Mortgage, be paid instead to the Leasehold Mortgagees in accordance with the priority of their liens and in accordance with the terms of the applicable Leasehold Mortgage. If a condemnation or taking by eminent domain results in a termination of this Lease, Tenant's portion of the award or payment shall be paid to the Leasehold Mortgagees in accordance with the priority of their liens and the provisions of their respective Leasehold Mortgages.

                           (iv) No payment made to Landlord by any Leasehold Mortgagee shall constitute agreement that such payment was, in fact, due under the terms of this Lease; and the Leasehold Mortgagee having made any payment or portion thereof to Landlord pursuant to Landlord's wrongful, improper or mistaken notice or demand shall be entitled to the return of any such payment or portion thereof provided it shall have made demand therefor not later than one (1) year after the date of its payment.

                           (v) In connection with the rights of a Leasehold Mortgagee to cure Tenant's defaults under this Lease and to protect its security, Landlord and Tenant hereby expressly grant to each Leasehold Mortgagee, and agree that each Leasehold Mortgagee shall have, the absolute and immediate right to enter in and upon the Premises or any part thereof to such extent and as often as the Leasehold Mortgagee, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Tenant, without any obligation to do so.

                           (vi) In the event any right granted to a Leasehold Mortgagee under this Section 15.2 shall by its nature only be exercisable by one Leasehold Mortgagee and more than one Leasehold Mortgagee desires to exercise such right, then in that event only the Leasehold Mortgagee holding the most senior Leasehold Mortgage among the Leasehold Mortgagees desiring to exercise such right, shall be entitled to do so.

                           (vii) In the event a Leasehold Mortgagee or its designee (by foreclosure, conveyance in lieu of foreclosure or otherwise), or the purchaser at a foreclosure sale or the assignee or designee of such purchaser, acquires Tenant's interest in this Lease, the Leasehold Mortgagee or its designee shall not be bound by any modification or amendment to this Lease not otherwise previously approved by the Leasehold Mortgagee.

                           (viii) In the event a Leasehold Mortgagee or its designee (by foreclosure, conveyance in lieu of foreclosure or otherwise), or the purchaser at a foreclosure sale or the assignee or designee of such purchaser, acquires Tenant's interest herein, such party shall thereupon become Tenant under this Lease and hereby agrees to perform each and all of Tenant's obligations and covenants hereunder (including the payment of past due Rent); provided, however, that any defaults by Tenant under this Lease which do not involve the payment of money and which cannot be satisfied or cured by such party shall be deemed waived.

                           (ix) Nothing in this Section 15.2 shall be deemed or construed to create or impose any obligation, covenant or liability, whatsoever, upon a Leasehold Mortgagee: (a) for the payment of Base Rent and Additional Rent or any additional monetary sums due under this Lease; (b) for the performance of any of Tenant's covenants and agreements hereunder; or (c) to cure any default by the Tenant under this Lease, and neither Tenant nor Landlord shall have any claims against a Leasehold Mortgagee for its failure to make any payment or take any action which it is entitled to take under this Section 15.2 until such time as such Leasehold Mortgagee assumes possession of the Premises or acquires the Tenant's interest in the Lease, and then only for as long as it remains in possession or the owner of the leasehold estate created thereby, and Landlord expressly waives any and all such claims.

                           (x) The liability of any Leasehold Mortgagee, its successors and assigns, shall be limited in all respects to its interest in this Lease and the leasehold estate created hereby and such Leasehold Mortgagee shall have no personal liability hereunder and no judgment or decree shall be enforceable beyond the interest of such Leasehold Mortgagee in the leasehold estate created under this Lease or shall be sought or entered in any action or proceeding brought in connection with this Lease.

                           (xi) Notwithstanding anything to the contrary contained in this Lease, if a Leasehold Mortgagee or its designee shall acquire title to Tenant's interest in this Lease, by foreclosure of its Leasehold Mortgage thereon or by assignment in lieu of foreclosure, such Leasehold Mortgagee or designee may freely assign this Lease and shall thereupon be released from all liability for the performance or observance of the covenants and conditions in this Lease contained on tenant's part to be performed and observed from and after the date of such assignment; provided, however, that the assignee shall have assumed the obligations of Tenant under the Lease that accrue from and after the date of such assumption; and provided further, however, that such assignee shall have a "net worth" which is no less than the "net worth" of Tenant as of the Commencement Date.

                           (xii) Subject to the terms of its Leasehold Mortgage and to the extent permitted therein, should a Leasehold Mortgagee be entitled to the appointment of a receiver for all or any part of the Premises (a "Receiver"), without regard to whether such Leasehold Mortgagee has commenced an action to foreclose the lien of its Leasehold Mortgage and without regard to the nature of the action in which the appointment of a receiver is sought, Landlord agrees that it will not oppose any such appointment, whether or not entitled by the terms of this Lease to do so. Notwithstanding anything to the contrary contained in this Lease, the appointment of the Receiver for the

         Premises by any court at the request of a Leasehold Mortgagee or by agreement between Tenant and such Leasehold Mortgagee, or the entering into possession of the Premises by such Receiver, shall not be deemed to make such Leasehold Mortgagee a It mortgagee-in-possession" or otherwise liable in any manner with respect to the Premises and shall not, in and of itself, constitute default under this Lease.

                  (xiii) Tenant and Landlord agree that the provisions of this
         Section 15.2 are for the benefit of and shall be enforceable by each Leasehold Mortgagee, its respective successors and assigns who comply with the provisions of this Section 15.2.

                  (xiv) Each Leasehold Mortgage shall expressly provide that, the rights granted by Tenant to the Leasehold Mortgagee respecting all rights and interests of Tenant under this Lease, other than as to the Excluded Property, are at all times subject and subordinate to the rights and interests of Landlord and to the holder of the First Deed of Trust and any renewals, modifications, replacements, and extensions of such First Deed of Trust thereof and to any future Landlord Mortgage after the date of this Deed of Trust. Further, each Leasehold Mortgage shall provide that the Leasehold Mortgagee will execute such reasonable agreements and instruments as may be required by Landlord and/ or its lenders to further evidence such subordination.

                                   ARTICLE 16

                           HOLDING OVER AND SURRENDER
                           --------------------------

                  Section 16.1 Surrender. At the termination of this Lease by lapse of time or otherwise, and subject to the provisions of Section 9.3, Tenant shall yield up immediate possession of the Premises in accordance with Article 9 and, failing so to do, Tenant hereby agrees to pay to Landlord an amount equal to 150% of the amount of Base Rent plus the actual amount of Additional Rent, then being paid by Tenant, plus any other damages prescribed by law.

                                   ARTICLE 17

                               PROPERTY OF TENANT
                               ------------------

                  Section 17.1 Personal Property, Trade Fixtures and Equipment. Tenant may, at its sole cost and expense, install any trade fixtures, equipment, and other personal property of a temporary or permanent nature used in connection with its business on or at the Premises, and Tenant shall have the right at any time during the Term to remove any and all such trade fixtures, equipment, and other personal property that it may have stored or installed upon or at the Premises. Landlord hereby waives any contractual, statutory or common law "landlord's lien" as to all Excluded Property and Landlord agrees to deliver a confirmation of such waiver from time to time as requested by Tenant in substantially the form attached as Exhibit E.

                  Section 17.2 Abandonment of Property. In case Tenant shall decide not to remove any part of its trade fixtures, equipment, or other personal property upon expiration or earlier termination of this Lease, Tenant shall notify Landlord in writing not fewer than ninety (90) days prior to the scheduled expiration of the Term, or within thirty (30) days after the earlier termination of this Lease, specifying those items of trade fixtures, equipment, installations made pursuant to Section 17.2, or other personal property that Tenant has decided not to remove. If, within thirty (30) days after service of such notice, Landlord shall request Tenant to remove any of said trade fixtures, equipment, or other personal property, Tenant shall, at its own expense, at or before the scheduled expiration of the Term, or within ninety (90) days after the earlier termination of this Lease, remove said trade fixtures, equipment, and other personal property and, in case of damage by reason of such removal, restore the Premises to good order and condition. Any of Tenant's trade fixtures, equipment, and other personal property not removed by Tenant upon the expiration or earlier termination of this Lease shall be considered abandoned by Tenant, ("Abandoned Property") and may be appropriated, sold, destroyed, or otherwise disposed of by Landlord without liability or obligation on Landlord's part to pay or account for, same. Tenant will pay all reasonable costs and expenses incurred by Landlord in removing, sorting, or disposing of Tenant's trade fixtures, equipment, and other personal property and repairing all damage to the Premises caused by removal of Tenant's trade fixtures, equipment, and other personal property which Tenant has failed to remove despite Landlord's request therefor. At the request of Landlord, Tenant will, at such time, execute, acknowledge, and deliver to Landlord a bill of sale or other appropriate conveyance document evidencing the transfer to Landlord of all right, title and interest of Tenant in and to the Abandoned Property.

                                   ARTICLE 18

                              ESTOPPEL CERTIFICATES
                              ---------------------

                  Section 18.1 Estoppel Certificates. Landlord and Tenant each agree to furnish, at any time and from time to time, so long as this Lease shall remain in effect, upon not less than thirty (30) days prior written request by the other party, a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified, stating the modifications), (ii) that the dates to which the Rent and other charges have been paid in advance, if any, (iii) that to the best knowledge of Tenant, there are no defaults under the Lease by Landlord or Tenant, as the case may be, except such defaults as may be specified in such statement, and (iv) that, in the case of Landlord to its best knowledge, it is not in default under any mortgage or deed of trust encumbering the Premises and that in the case of Tenant, to its best knowledge it is not in default under any leasehold mortgage encumbering Tenant's leasehold interest under this Lease, it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchasers of Landlord's or Tenant's respective interests or any prospective mortgagee, holder of any mortgage, or assignee of any mortgage upon Tenant's interest in the Premises.

                                   ARTICLE 19

                                     NOTICES
                                     -------

                  Section 19.1 Manner of Making Notices. In every case where under any of the provisions of this Lease or in the opinion of either Landlord or Tenant, or otherwise, it shall or may become necessary or desirable to make or give any declaration, approval or notice of any kind, it shall be sufficient if a copy of any such declaration, approval or notice is hand delivered or sent by registered or certified mail, return receipt requested, postage prepaid, properly addressed to Landlord or Tenant (as the case may be) at the following address (or such other address as may hereafter be given in writing as the address for notice hereunder by one party to the other):

                  If to Landlord:           Bridge Data Company
                                            717 Office Parkway
                                            St. Louis, Missouri 63141
                                            Attention:  Larry M. Kaplan

                  If to Tenant:             Savvis Communications Corporation

                                            795 Office Parkway
                                            St. Louis, Missouri 63141
                                            Attention:  General Counsel

Copies of all notices shall be given to Landlord's mortgagee and Tenant's mortgagee at the address provided by Landlord and Tenant or by Landlord's mortgagee or Tenant's mortgagee, as the case may be.

                  Section 19.2 When Notice Deemed Given. Whenever a notice which is required by this Lease to be given by either party hereto to the other party, the notice shall be considered as having been given on the day on which the notice was hand delivered or placed in the United States mails as provided by this Article.

                                   ARTICLE 20

                                  MISCELLANEOUS
                                  -------------

                  Section 20.1 Covenants to Run with the Land. All the covenants, agreements, conditions and undertakings in this Lease shall extend and inure to and be binding upon the successors and permitted assigns of each of the parties hereto, the same as if they were in every case named and expressed, and the same shall be construed as covenants running with the land. Wherever in this Lease reference is made to any of the parties hereto, it shall be held to include and apply to, wherever applicable, also the successors and permitted assigns of each such party, the same as if in each and every case so expressed.

                  Section 20.2 Survival of Indemnity and Payment Obligations. Each obligation to indemnify, defend and hold harmless provided for in this Lease and to pay any amounts accruing under this Lease prior to the date of expiration or termination of this Lease shall survive the expiration or termination of this Lease.

                  Section 20.3 No Merger of Estates. There shall be no merger of this Lease or the leasehold estate created by this Lease with any other estate or interest in the Premises by reason of the fact of the same person, firm, corporation (including the Tenant), or other entity acquiring or owning or holding, directly or indirectly, this Lease or the leasehold interest created by this Lease or any interest in this Lease, and any such other estate or interest in the Premises or any part thereof, and no such merger shall occur unless and until all corporations, firms, and other entities having an interest (including a security interest) in this Lease or the leasehold interest created by this Lease and any such other estate or interest in the Premises or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same.

                  Section 20.4 Relationship of Parties. Neither anything in this Lease nor any acts of the parties shall be construed or deemed by the parties, or by any third person, to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association between the parties.

                  Section 20.5 Successors and Assigns. The words "Landlord" and "Tenant" and the pronouns referring thereto, as used in this Lease, shall mean, where the context requires or permits, the persons named herein as Landlord and as Tenant, respectively, and their respective heirs, legal representatives, successors, and assigns, irrespective of whether singular or plural, or masculine, feminine, or neuter. The agreements and conditions in this Lease contained on the part of Landlord to be performed and observed shall be binding upon Landlord and its heirs, legal representatives, successors, and assigns, and shall enure to the benefit of Tenant and its heirs, legal representatives, successors, and assigns; and the agreements and conditions on the part of Tenant to be performed and observed hereunder shall be binding upon Tenant and its heirs, legal representatives, successors, and assigns, and shall enure to the benefit of Landlord and its heirs, legal representatives, successors, and assigns.

                  Section 20.6 Entire Agreement. This Lease (including all Exhibits) contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter or negotiations not contained in this Lease shall have any force or effect. This Lease shall not be modified, amended, canceled, surrendered, or terminated in any way except by a writing, subscribed by authorized representatives of the party against whom it is to be enforced, which writing shall contain the written consent of Landlord's mortgagee and Tenant's mortgagee.

                  Section 20.7 Force Majeure Occurrences. In the event that Landlord or Tenant are delayed or prevented from performing any of their respective obligations during the Term because of strikes, lockouts, labor troubles, inability to procure materials, failure of power, governmental restrictions, casualty or reasons of a like nature not the fault of the party delayed in the performance of such obligation, then the period of such delays shall be deemed added to the time herein provided for the performance of any such obligation and the defaulting party shall not be liable for losses or damages caused by such delays; provided, however, that this Section 20.7 shall not apply to the payment of any rent required to be paid by Tenant hereunder.

                  Section 20.8 Memorandum of Lease. Landlord and Tenant shall, concurrently with the execution of this Lease, execute a memorandum of this Lease in form acceptable to Tenant for recording in the chain of title of the Land, setting forth the parties hereto, the date hereof, the term hereof, any option to extend hereunder, and any options or rights of purchase or first refusal, and said memorandum shall be promptly recorded by Tenant.

                  Section 20.9 Invalidity of Provisions. If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                  Section 20.10 Remedies Cumulative. No remedy herein or otherwise conferred upon or reserved to Landlord or Tenant shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute; and every power and remedy given by this Lease to Landlord or Tenant may be exercised from time to time and as often as occasion may arise or as may be deemed expedient by Landlord or Tenant, as the case may be. No delay or omission of Landlord or Tenant to exercise any right or power arising from any default shall impair any such right or power, nor shall it be construed to be a waiver of any such default or an acquiescence therein.

                  Section 20.11 Waiver of Remedies Not to be Inferred. No waiver of any breach of any of the covenants or conditions of this Lease shall be construed to be a waiver of any other breach or to be a waiver of, acquiescence in, or consent to any further or succeeding breach of the same or similar covenant or condition.

                  Section 20.12 Modification. None of the covenants, terms or conditions of this Lease to be kept and performed by Landlord or Tenant shall in any manner be waived, modified, changed or abandoned except by a written instrument, duly signed and acknowledged by Landlord and Tenant.

                  Section 20.13 Singular and Plural. Any word contained in the text of this Lease, including but not by way of limitation "Tenant" and "Landlord", shall be read as the singular or the plural and as the masculine, feminine or neuter gender as may be applicable in the particular context.

                  Section 20.14 Captions. The captions of this Lease are for convenience and reference only and in no way define, limit or describe the scope or intent of this Lease.

                  Section 20.15 Law. This Lease shall be construed and enforced in accordance with the laws of the State of Missouri.

                  Section 20.16 Attorneys' Fees. In the event of a dispute between the parties resulting in litigation, the prevailing party shall have the right to recover its reasonable attorneys' fees and expenses from the non-prevailing party.

                  Section 20.17 Landlord Bankruptcy. Notwithstanding anything herein, should the Lease be rejected by Landlord (and its assigns) pursuant to an order of the U.S. Bankruptcy Court, Tenant will continue to have all of its rights of election provided for in 11 USC 365 (h) (i) (A) (2) as well as any other rights available to it under applicable federal or state bankruptcy or non-bankruptcy law.

                  Section 20.18 Contingencies. Landlord is the subject of a Chapter 11 bankruptcy proceeding currently pending in the United States Bankruptcy Court for the Eastern District of Missouri (the "Bankruptcy Court"), said proceeding being styled In re Bridge Information Systems Inc., et al., Case No. 01-41593-293 (the "Bankruptcy Proceeding"). The parties acknowledge and agree that this Lease Agreement is subject to the approval of the Bankruptcy Court, after notice and an opportunity for a hearing afforded to creditors and parties-in-interest. If the Bankruptcy Court does not approve this Lease for any reason or no reason, this Agreement shall be without any legal or evidentiary effect. Landlord convenants and agrees to promptly and diligently seek the Bankruptcy Court's approval of this Lease Agreement and, in conjunction therewith, to provide due and proper notice and opportunity for a hearing to creditors and parties-in-interest in the Bankruptcy Proceeding.

                  Section 20.19 Counterparts. This Lease may be executed in one or more counterparts, with signatures to one being deemed signatures to each such counterpart, each of which shall be deemed one and the same instrument. The parties agree that signature pages sent by facsimile shall be deemed originals.

                                   ARTICLE 21

                          EXHIBITS AND ADDENDA TO LEASE
                          -----------------------------

                  Section 21.1 Exhibits and Addenda to Lease. Attached to this Lease, and incorporated into and made a part of this Lease by this reference, are the following:

                  (a)      EXHIBIT A - Legal Description of the Land

                  (b)      EXHIBIT B - Permitted Encumbrances

                  (c)      EXHIBIT C - Subordination, Non-Disturbance and
                                       Attornment Agreement

                  (d)      EXHIBIT D - Mortgagee Waiver

                  (e)      EXHIBIT E - Landlord Waiver

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Lease, effective as of the day and year first above written; provided, however, as of the date on which each party executes the Lease as indicated under their respective signatures below, and each party acknowledges and confirms that the other party is not in default under the Lease as of said date.

         THIS LEASE CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

LANDLORD:                                             TENANT:

BRIDGE DATA COMPANY                            SAVVIS COMMUNICATIONS CORPORATION

By: /s/ Sankar Krishnan                        By: /s/ Steven M. Gallant
    ----------------------------                   -----------------------------
Name:   Sankar Krishnan                        Name:   Steven M. Gallant
Title:  Chief Restructuring Officer            Title:  Vice President, General
                                                               Counsel
Date:   5/11/01                                Date:   5/11/01
    ----------------------------                   -----------------------------

                                    EXHIBIT A

                            Legal Description of Land


Fee: Lot 1 of Mallinckrodt HQ Campus according to the plat thereof recorded in Plat Book 347 page 548 of the St. Louis County Records.


Appurtenant Easements:       Easement for vehicular and pedestrian ingress and
                             egress according to easement agreement recorded
                             September 10, 1999 in Book 12278 page 7.

                             Easement for sanitary sewer according to easement agreement recorded September 10, 1999 in Book 12278 page 7.

                             Temporary slope, grading and construction license according to easement agreement recorded September 10, 1999 in Book 12278 page 7.

                                    EXHIBIT B

                             Permitted Encumbrances


1. All assessments and taxes for the year 2000 and all subsequent years for the County of St. Louis and City of Hazelwood.

2. Easements for constructing and maintaining highway slopes, embankments and drainage facilities, etc., and reservations, according to instruments recorded in Book 4204 page 379 and Book 4205 page 499.

3. Terms and provisions of an agreement with Missouri Bottoms Sewer Company as to treatment and disposal of sanitary sewage, together with annual maintenance assessments according to instrument recorded in Book 6275 page 1381.

4. Perpetual roadway maintenance improvements and utility easement granted St. Louis County, Missouri according to instruments recorded in Book 6814 page 1503 and Book 6995 page 2012.

5. Terms and conditions of "License Agreement" between Avon Capital Corporation and McDonnell Douglas Corporation, according to instrument recorded in Book 7643 page 1397.

6. Terms and provision of Restrictive Covenant Agreement recorded September 9, 1999 in Book 12275 page 1603.

7. Building line according to plat recorded in Plat Book 347 page 548.

8. Terms and provisions of access agreement according to instrument recorded in Book 12278 page 7.

9. Easement granted to Union Electric Company d/b/a Ameren UE by instrument recorded in Book 12298 page 1673.

10. Terms and provisions of the Maintenance Agreement with The Metropolitan St. Louis Sewer District, including a provision for sewer assessments, recorded in Book 12420 page 1974.

11. Easement granted to The Metropolitan St. Louis Sewer District by instrument recorded in Book 12438 page 2498.

12. Easement granted for permanent sidewalk, sewer and utility by instrument recorded in Book 12451 page 1403.

13, In favor of Harris Trust and Savings Bank dated July 28, 2000 in Book 12634 page 186 in the records of the office of St. Louis County Recorder of Deeds.

                                    EXHIBIT C

             Subordination, Non-Disturbance and Attornment Agreement


                  THIS NON-DISTURBANCE AGREEMENT made and entered into as of this _____ day of _____ ____, by and between ______________________________________ (hereinafter referred to as "Lender"),
_________________________________________ (Landlord"), and
________________________________________ (hereinafter called "Tenant"),

                                   WITNESSETH:

                  WHEREAS, Lender is the Beneficiary under that certain Deed of Trust dated as of _____________ , recorded in Book _______, Page __, St. Louis County Records (the "Deed of Trust") encumbering certain real property located in St. Louis County, Missouri, as described therein and in Exhibit A attached hereto;

                  WHEREAS, Tenant has entered into a certain Lease dated __________________ (together with any further extensions, renewals or modifications thereof, the "Lease") with Landlord, demising certain premises therein described and situated on the real property identified in Exhibit A attached hereto (the "Premises");

                  WHEREAS, Tenant has requested Lender to recognize Tenant's right to the Premises demised by the Lease in the event of foreclosure of the Deed of Trust,

                  NOW THEREFORE, for and in consideration of the premises and the mutual covenants hereof, the parties hereto stipulate, covenant, and agree as follows:

                  1. Lender agrees that so long as Tenant shall not be in default under the Lease after the expiration of any applicable notice and cure period, (a) Tenant's rights under the Lease, including without limitation Tenant's rights of possession and enjoyment of the Premises demised by the Lease and Tenant's right and/or obligation to acquire the Premises as provided in Sections 2.5 and 2.6 of the Lease shall be and remain undisturbed and unaffected by any foreclosure or other proceedings involving the Deed of Trust, and (b) upon any transfer of title to the Premises by a foreclosure sale involving the Deed of Trust or a transfer in lieu of such foreclosure, the purchaser at such foreclosure sale in connection with any transfer in lieu of such foreclosure sale shall recognize Tenant as Tenant under the Lease and perform all of the obligations of Landlord under the Lease in accordance with the terms of the Lease, except as expressly limited by this Agreement. In the event Tenant exercises its right to acquire the Premises or is obligated to acquire the Premises pursuant to Section 2.5 or 2.6 of this Lease, as the case may be, Lender shall release the Premises from the Deed of Trust and all other security interests in favor of Lender upon the payment to Lender of the lesser of (x) the outstanding amount then owed by Landlord to Lender and secured by the Deed of Trust and (y) the Fair Option Value or Put Price (as may be as such terms are defined in the Lease).

                  2. Tenant agrees with Lender that if the interest of Landlord in the Premises shall be transferred to and owned by Lender by reason of foreclosure or other proceeding brought by it, or in any other manner, or shall be conveyed thereafter by Lender or shall be conveyed pursuant to a foreclosure sale of the Premises, Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which be effected in accordance with any option therefor in the Lease, with the same force and effect as if Lender were the landlord under the Lease, and Tenant does hereby attorn to Lender as its landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Lender succeeding to the interest of Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Lender promptly to execute an instrument in confirmation of the foregoing provisions, reasonably satisfactory to Lender, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy. Tenant hereby waives any and all rights to terminate the Lease by reason of any foreclosure of the Deed of Trust, and if any court holds the Lease terminated by reason of a foreclosure of the Deed of Trust, this Agreement shall be deemed a new lease for the balance of the term of the Lease at the same rental therein provided, and upon the same terms and conditions as therein provided.

                  3. Neither Lender nor any purchaser at foreclosure shall, at any time after, be:

                           (a) liable for any act or omission of a prior
                  landlord, except that Lender, upon succeeding to Landlord's interest and while in privity of estate with Tenant, and only during such period, will remain obligated to cure any on-going defaults;

                           (b) subject to any offsets or defenses which Tenant
                  might have against any prior landlord except such offsets and defenses as are expressly provided for in the Lease and arise out of Landlord defaults of which Tenant notified Lender at the time of the alleged default;

                           (c) bound by any prepayment of rent or additional
                  rent which Tenant might have paid to any prior landlord more than thirty (30) days prior to the due date of such installment;

                           (d) liable for the return of any security deposit
                  which Tenant under the Lease has paid to any prior landlord under the Lease which has not been paid to Lender or such purchaser;

                           (e) personally liable for any default under the Lease
                  or any covenant or obligation on its part to be performed thereunder as landlord, it being acknowledged that Tenant's sole remedy in the event of such default shall be to proceed against Landlord or purchaser's or Lender's interest in the Premises;

                           (f) bound by any notice of termination not provided
                  for in the Lease given by Landlord to Tenant without Lender's written consent thereto;

                           (g) bound by any provision in the Lease which
                  obligates the Landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises or to expand or rehabilitate any existing improvements or, except as expressly provided in the Lease. to restore any improvements following any casualty or taking, except for repair and maintenance obligations as provided in the Lease.

                  4. Subject to the provisions hereof, Tenant agrees that the Lease as it may hereafter be amended, renewed, modified, replaced, substituted or extended, from time to time, shall in all respects be, and is hereby expressly made, subject, subordinate and inferior at all times to the lien of the Deed of Trust and to all advances and/or payments made or to be made thereunder, as it may have been or may hereafter be amended, increased, renewed, modified, consolidated, replaced, combined, substituted, severed, split, spread, refinanced, recast or extended, whether or not such Deed of Trust also covers other lands and/or buildings and/or leases. Furthermore, nothing contained in this Agreement shall in any way impair or affect the lien(s) created by the Deed of Trust.

                  5. In the event that Landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Lender, and Lender shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease, including, without limitation, any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder, for a period of 30 days after receipt of such written notice by Lender with respect to any such default capable of being cured by the payment of money and for a period of 45 days after receipt of such written notice by Lender with respect to any other default (provided that in the case of any default which cannot be cured by the payment of money and cannot with diligence be cured within such 45 day period because of the nature of such default or because Lender requires time to obtain possession of the Premises in order to cure the default, if Lender shall proceed promptly to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity).

                  6. Landlord has agreed in the Deed of Trust that the rentals payable under the Lease shall be paid directly by Tenant to Lender upon the occurrence of an Event of Default under the Credit Agreement or upon the occurrence of a default by Landlord under the Deed of Trust which remains uncured after expiration of the applicable grace period under the Deed of Trust. Accordingly, after notice is given by Lender to Tenant that the rentals under the Lease should be paid to Lender, Tenant shall pay to Lender, or in accordance with the directions of Lender, all rentals and other moneys due and to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by Lender is permitted under the Deed of Trust. Landlord hereby waives any right, claim or demand it may now or hereafter have against Tenant by reason of such payment to Lender, and any such payment to Lender shall discharge the obligations of Tenant to make such payment to Landlord.

                  7. This Agreement shall run with the land and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns including any Leasehold Mortgagee (as such term is defined in the Lease) or person or entity who acquires Tenant's interest in the Lease through the enforcement of any Leasehold Mortgage (as such term is defined in the Lease). All references to Lender in this Agreement shall include the Lender herein specifically named any of its successors and assigns and anyone who shall have succeeded to Landlord's interest in the Premises or acquired possession thereof, by, through, under or on as a result of a foreclosure of the Deed of Trust, or by any other manner of enforcement of the Deed of Trust.

                  8. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  9. Tenant shall have the right, at Tenant's sole cost, to record this Agreement in the St. Louis County Records.

                  10. This Agreement shall be governed by Missouri law.

                  11. In every case where under any of the provisions of this Agreement it shall or may become necessary or desirable to make or give any declaration, approval or notice of any kind, it shall be sufficient if a copy of any such declaration, approval or notice is hand delivered or sent by registered or certified mail, return receipt requested, postage prepaid, properly addressed to Lender, Landlord or Tenant (as the case may be) at the following address (or such other address as may hereafter be given in writing as the address for notice hereunder by one party to the other):

                  If to Landlord:           _______________________
                                            _______________________
                                            _______________________

                  If to Tenant:             _______________________
                                            _______________________
                                            _______________________


                  If to Lender:             _______________________
                                            _______________________
                                            _______________________



                  Whenever a notice which is required by this Agreement to be given by any party hereto to any other party, the notice shall be considered as having been given on the day on which the notice was hand delivered or placed in the United States mails as provided by this Section 11.

                  12. Lender hereby acknowledges that it has no security interest in any Excluded Property (as defined in the Lease) nor is Tenant's interest in the Excluded Property or any portion thereof or the interest of any Excluded Property Party (as defined in the Lease) in the Excluded Property or any portion thereof subordinate or subject to the Deed of Trust or any security interest in favor of Lender from Landlord.

                  13. The Agreement may not be amended except with the prior written approval of all parties hereto.

                  IN WITNESS WHEREOF, the undersigned have executed and delivered this instrument as of the day and year first above written.




                                       -----------------------------------------


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       -----------------------------------------


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       -----------------------------------------


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

STATE OF _____________                  )
                                        )   SS:
            OF __________               )
___________


                  On this day of _____________, before me appeared _____________________, to me personally known, who, being by me duly sworn, did say that he is the _____________________ of _________________________,
a _______________________, and that said instrument was signed on behalf of said __________________, by authority of its Board of Directors; and said _________________________ acknowledged said instrument to be the free act and deed of said _________________.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the ______________________ and State aforesaid, the day and year first above written.


                                                        _______________________
                                                        Notary Public



My Commission Expires:

_________________________



STATE OF MISSOURI                       )
                                        )   SS:
COUNTY OF ST. LOUIS                     )

                  On this ________ day of ____________________, before me
appeared _____________________________, to me personally known to be the person described in and who executed the foregoing instrument and who being by me duly sworn, did say that he is the _____________ of _________________________, a corporation organized and existing under the laws of the State of ______________; and said ____________________ acknowledged said instrument to be his free act and deed and the free act and deed of said corporation.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

                                                       ________________________
                                                       Notary Public


My Commission Expires:

___________________________

                                    EXHIBIT D
                                MORTGAGEE WAIVER
                                ----------------



To:      [insert name of lender]

         ________________ (the "Mortgagor"), is the mortgagor of the premises known as [street address] (the "Premises"), more fully described in that certain [name of mortgage document], recorded on [date mortgage document recorded] at Recorder's File No. ______ in the real estate records of [jurisdiction of recordation of mortgage document] (the "Mortgage"), a copy of which is attached hereto as Exhibit A and made a part hereof.

The Mortgagor has leased the Premises to _______________, a ____________ corporation (the "Company") as tenant pursuant to that certain Lease Agreement, dated as of _______________, between the Company and the Mortgagor (capitalized terms not otherwise defined herein shall have the meaning ascribed to such capitalized terms in the Lease).

         [insert name of Excluded Premises User] has entered into a certain [insert description of applicable credit/loan/security agreement] with _________ ("Lender") and, as a condition precedent to the advances and other financial accommodations being made available and continuing to be made available to the Borrower, Lender requires, among other things, first priority liens on all of the Collateral (as defined below) located at the Premises (as defined in the Lease).

         [The Company and the undersigned have entered into a Subordination, Non-Disturbance and Attornment Agreement, dated _________________.]

         "Collateral" means all Excluded Premises described Schedule 1 hereto.

         The undersigned hereby acknowledges the financing arrangements set forth above, and for other good and valuable consideration, the undersigned hereby agrees that:

                           (i) it will not assert against any of the Collateral
                  any liens, including, without limitation, statutory or possessory liens, rights of levy or distraint for rent, all of which it hereby waives, or exercise any rights or remedies with respect to any security interests it may have in the Collateral, which security interests, if any, are hereby subordinated to the Lender's security interests in the Collateral;

                           (ii) none of the Collateral shall be deemed to be
                  part of the realty constituting the Premises, whether or not attached to the real estate;

                           (iii) if, for any reason whatsoever, the undersigned
                  deems itself entitled to take possession of the Premises from the Company under the Mortgage during the term of the Lease Agreement, the undersigned will notify the Lender fifteen (15) days before taking such action; and

                           (v) if Lender undertakes to enforce its security
                  interest in the Collateral, subject to the provisions of the Lease Agreement and the Subordination, Non-Disturbance and Attornment Agreement, the undersigned will permit the Lender to have access to the Premises for the removal of the Collateral from the Premises (and shall so permit such removal) The undersigned will not hinder the Lender's actions in enforcing its liens on the Collateral, provided the Lender repairs, or reimburses the undersigned for the cost of repairs to the Premises occasioned by such removal.

                  Any notice(s) required or desired to be given hereunder shall be directed by certified mail to the party to be notified at the address stated herein.

The agreements contained herein shall continue in force until the earlier to occur of (i) satisfaction in full of all of Borrower's obligations and liabilities to Lender and all financing arrangements between the Lender and Borrower have been terminated, (ii) Lender has removed its Collateral; (iii) thirty days after termination of the Lease; or (iv) termination of the Mortgage.

                  The undersigned will notify all of its successor owners, transferees, purchasers and mortgagees of the existence of this waiver. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

                  Executed and delivered this ___ day of __________, _____.

Witness:                                        _______________________________


__________________________________          _______________________________
Print Name:_______________________          By:____________________________
                                            Title: ________________________

__________________________________
Print Name:_______________________          Address:_______________________
                                            _______________________________




STATE OF __________________      )
                                 )          SS
COUNTY OF ____________     ______)

                  On this ____ day of ___________, ____, before me
___________________, personally appeared __________________, _______________ of
_________________, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                 ______________________________
                                                         Notary Public

                                                 My commission expires:  ______

                                    EXHIBIT E

                                 LANDLORD WAIVER


To:      [Insert name of lender )

         [Insert name of Excluded Premises User] ("Borrower"), is the [insert status of Excluded Premises User] at [of] the premises known as [____________________, _______________, _______________ ](the "Premises"), more fully described in the lease (as the same may hereafter be amended, supplemented, amended and restated, renewed or otherwise modified from time to time, the "Lease") attached hereto as ________ and made a part hereof (capitalized terms not otherwise defined herein shall have the meaning ascribed to such capitalized terms in the Lease). The undersigned is the sole owner of the Premises and Borrower has certain of its assets located at the Premises.

         Borrower has entered into a certain [insert description of applicable credit/loan/security agreement] with ______________ (the "Lender"), and, as a condition precedent to the advances and other financial accommodations being made available and continuing to be made available to the Borrower, the Lender requires among other things, first priority liens on all Excluded Premises described on Schedule 1 hereto (the "Collateral").

         To induce the Lender to enter into and continue said financing arrangements, and for other good and valuable consideration, the undersigned Landlord under the Lease hereby agrees that:

                           (i) it will not assert against any of the Collateral
                  any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives;

                           (ii) none of the Collateral shall be deemed to be
                  part of the Premises, whether or not attached to the real estate;

                           (iii) it or its beneficiaries will notify Lender if
                  Savvis Communications Corporation, as Tenant under the Lease, defaults on its obligations under the Lease to the undersigned and will allow the Lender fifteen (15) days from the undersigned's sending of notice in which to cure or cause Tenant to cure any such default;

                           (iv) if, for any reason whatsoever, the undersigned
                  either deems itself entitled to redeem or to take possession of the Premises during the term of the Lease, the undersigned will notify the Lender fifteen (15) days before taking such action; and

                           (v) if Borrower defaults on its obligations to
                  Lender, and, as a result, the Lender, undertakes to enforce its security interest in the Collateral, the undersigned will permit Lender to have access to the Premises at reasonable times for the removal of the Collateral from the Premises (and shall so permit such removal) The undersigned will not hinder the Lender's actions in enforcing its liens on the Collateral, provided the Lender repairs, or reimburses the undersigned for the cost of repairs to the Premises occasioned by such removal.

         Any notice(s) required or desired to be given hereunder shall be directed by certified mail to the party to be notified at the address stated herein.

         The agreements contained herein shall continue in force until the earlier to occur of (i) satisfaction in full of all of Borrower's obligations and liabilities to Lender and all financing arrangements between the Lender and Borrower have been terminated, (ii) Lender has removed its Collateral; or (iii) thirty days after termination of the Lease.

         The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the Premises of the existence of this waiver. The agreements contained herein may not be modified or terminated orally, shall run to the benefit of the Lender and their successors and assigns, and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

         Executed and delivered this ________ day of ______________, _____, at _____________, _____________.

Witness:                                             Landlord:

______________________________              ___________________________________
PRINTED NAME__________________

______________________________
PRINTED NAME__________________              By:________________________________
                                            Its:_______________________________
                                            Address:___________________________

STATE OF ____________      )
                           )                SS
COUNTY OF ___________      )

                  On this _____ day of _______________, ____, before me
__________________, personally appeared , known to me to be the _______________
of the above named ______________________, and that , as such ____________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


[SEAL]                                       ___________________________________
                                             Notary Public

                                             My commission expires:

                                    EXHIBIT A
                                    ----------
                                       TO
                                       --
                                 LANDLORD WAIVER
                                 ---------------


                                [Lease Attached]

                 Document Name:     Ground Lease - Hazelwood

                  Author/Owner:     Olschansky, Craig A.

        Revisions Requested by:
                                    --------------------------------------------

                      Client #:     3999

                   Client Name:     Thompson Coburn

                      Matter #:     1

                   Matter Name:     New Clients/Matters [temporary]

                      PCDocs #:     1556125

                     Version #:     8

              Typist/User Name:     Davis, Leslie A.

                   Application:     MS Word

                  Today's Date:     May 2, 2001

                      Abstract:



                            DO NOT DISCARD THIS PAGE






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